TAX-FREE FUND FOR UTAH
    Supplement to the Prospectus for Class A Shares and Class C Shares dated
                                October 31, 2000
                   (as previously supplemented March 29, 2001
                               and July 23, 2001)

The Table of Fees and Expenses is replaced by the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class A        Class C
                                        Shares         Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)      4.00%         None

Maximum Deferred Sales Charge (Load).... None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)...  None          None
Redemption Fees........................  None          None
Exchange Fee...........................  None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(3)......................  0.50%         0.50%
Distribution
and /or Service (12b-1) Fee............  0.20%         0.75%
All Other Expenses(4)
 Service Fee....................... None          0.25%
 Other Expenses (4)................ 0.44%         0.44%
 Total All Other Expenses (4)..........  0.44%         0.69%
Total Annual Fund
 Operating Expenses (4)................  1.14%         1.94%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase. Certain other purchases are subject to a deferred sales charge.

 (2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

 (3) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which all is being waived.

 (4) At present, fees are being waived by the Manager. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. These waivers and reimbursements can be discontinued at any time. The expense ratios for the fiscal year ended June 30, 2000 after giving effect to the waivers and the 0.03% expense offset for uninvested cash balances were incurred at the following annual rates: for Class A Shares, management fee, 0.09%; 12b-1 fee, 0.00%; other expenses, 0.30%, for total operating expenses of 0.392%; for Class C Shares, management fee, 0.09%; 12b-1 fee, 0.75%; service fee, 0.25%; other expenses, 0.30%, for total operating expenses of 1.39%.

The material relating to purchases from the proceeds of the redemption of shares of other investment companies is replaced by the following:

         Certain Investment Companies

        If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Fund without paying a sales charge at the time of purchase. If this transaction is handled through a broker, you will pay a deferred sales charge if you redeem within two years of purchase. The charge is 1% of the purchase or redemption value, whichever is less, during the first year after purchase and 0.50% during the second year. You can get additional information from the Distributor.

                 The date of this supplement is August 28, 2001